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Scudder Income Fund

Classes A, B, C and I

Annual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Income Fund	Nasdaq Symbol	CUSIP Number
Class A	SZIAX	811192-806
Class B	SZIBX	811192-889
Class C	SZICX	811192-871
Class I	N/A	811192-863

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Income Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	7.03%	7.60%	5.06%	6.03%
Class B(a)	6.22%	6.79%	4.27%	5.24%
Class C(a)	6.33%	6.90%	4.38%	5.34%
LB Aggregate Bond Index+	9.46%	10.25%	7.29%	7.32%

Scudder Income Fund	1-Year	Life of Class**
Class I++	7.33%	6.22%
LB Aggregate Bond Index+	9.46%	9.52%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 1/31/03	$ 12.76	$ 12.76	$ 12.76	$ 12.76
1/31/02	$ 12.51	$ 12.51	$ 12.51	$ 12.52
Distribution Information: Twelve Months: Income Dividends	$ .60	$ .51	$ .52	$ .66
January Income Dividend	$ .0474	$ .0392	$ .0403	$ .0521
SEC 30-day Yield+++	3.32%	2.69%	2.79%	3.86%
Current Annualized Distribution Rate (based on Net Asset Value)+++	4.46%	3.69%	3.79%	4.90%

++ Class I shares are not subject to sales charges.
+++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - Corporate Debt Funds A Rated Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	138	of	191	72

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Income Fund - Class A [] LB Aggregate Bond Index+

Yearly periods ended January 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,221	$11,898	$12,226	$17,154
	Average annual total return	2.21%	5.96%	4.10%	5.54%
Class B(c)	Growth of $10,000	$10,322	$11,979	$12,237	$16,661
	Average annual total return	3.22%	6.20%	4.12%	5.24%
Class C(c)	Growth of $10,000	$10,633	$12,216	$12,390	$16,829
	Average annual total return	6.33%	6.90%	4.38%	5.34%
LB Aggregate Bond Index+	Growth of $10,000	$10,946	$13,402	$14,216	$20,266
	Average annual total return	9.46%	10.25%	7.29%	7.32%

		1 Year	Life of Class**
Class I++	Growth of $10,000	$10,733	$11,021
	Average annual total return	7.33%	6.22%
LB Aggregate Bond Index+	Growth of $10,000	$10,946	$11,549
	Average annual total return	9.46%	9.52%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-, 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class I commenced operations on June 25, 2001. Index comparisons begin June 30, 2001.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance.
+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We've come a long way since the economy boomed in the late 1990s, contracted in 2001, then started recovering in 2002. To understand where we are, it's helpful to retrace how we got here.

During the boom of the late 1990s, companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues to recover. In the coming months, we believe businesses will likely respond to improving profits and the fading of corporate scandals by picking up the rate of hiring and investing. And consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts.

But the next step is not expected to be another boom. Businesses and consumers may be spending money, but they're doing so more cautiously than they have in the past. That's because they're intent on repairing their balance sheets and budgets after the last boom.

As a result, we expect the economy to continue to grow at a modest pace, with a more typical level of growth achieved in the second half of 2003 and 2004. But it's important to note that this outlook assumes that geopolitical uncertainty - fears of a drawn-out war in Iraq, tensions with North Korea, terrorism worldwide - will not result in any major crises. That doesn't mean that war has to be averted in the Middle East for our economy to stay on

Economic Guideposts Data as of 1/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

track; it just means that we assume no major shocks - such as significant terrorist strikes, a drawn-out military conflict or a spike in oil price - will occur.

If such shocks are avoided, we believe the economic recovery should solidify and have a positive effect on the financial markets.

We expect the stock market to improve as businesses begin to make money again. But, even after the price declines of the past three years, stocks are still not cheap, so we expect returns to be lower than they were in the 1980s and 1990s. Over the long haul, we expect equity returns to beat Treasuries by a smaller margin than we saw in recent decades.

As for the fixed income market, we believe that interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary W. Bartlett

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1992 and the fund in 2002.

• Began investment career in 1982.

• MBA, Drexel University.

David Baldt

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 2002.

• Began investment career in 1971.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

• Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Warren S. Davis

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Began investment career in 1985.

• MBA, Drexel University.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Began investment career in 1984.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

• Began investment career in 1979.

• MBA, University of Chicago.

Catharine Peppiatt

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1993 and the fund in 2002.

• Previously served as director of Global Fixed Income in London.

• Portfolio manager and product manager for Core Plus Fixed Income: Philadelphia.

• MA, Oxford University.

Daniel R. Taylor

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

• Began investment career in 1993.

Brett Diment

Managing Director of Deutsche Asset Management and Consultant to the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Head of Emerging Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

• Began investment career in 1991.

Timothy C. Vile

Managing Director of Deutsche Asset Management and Consultant to the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

• Began investment career in 1984.

Gary Bartlett serves as lead portfolio manager of Scudder Income Fund. He is assisted by an extensive team of portfolio co-managers. In the following interview, the team discusses Scudder Income Fund's performance and the recent market environment.

Q: How did the bond market perform during the fiscal year ended January 31, 2003?

A: Despite periods of gained and lost popularity, the overall bond market outperformed significantly in the fiscal year. In the period, the Lehman Brothers Aggregate Bond Index posted a 9.46% gain. That return was far better than the 23.02% loss in the same period posted by the stock market, as measured by the S&P 500.1

1 The Lehman Brothers Aggregate Bond Index is a total-return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole. The S&P 500 is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

In the first quarter of 2002, the US economy appeared to be on the verge of an economic recovery. As a result, equity markets and lower-quality bonds surged. The performance of Treasuries and other high-quality bonds was fairly tame as investors grew slightly more willing to take on risk. However, beginning in the spring of 2002, the marketplace was plagued by a wide variety of concerns, such as the possibility of future terrorist attacks, an economy that was seemingly moving into another possible recession, concerns about a risk of war with Iraq and discoveries of widespread corporate accounting irregularities at several prominent domestic corporations, including Qwest and WorldCom, among others. Against this backdrop, the US economy and stock market struggled, and investor interest shifted to higher-quality, relatively more stable investments. Treasury bonds soared with particularly strong results coming in the third quarter. At the same time, huge losses were suffered by investment-grade corporate bonds, especially those companies, such as WorldCom, which had once been rated investment grade, but were downgraded to below investment grade. Also, Treasury yields fell dramatically, while the yield curve steepened. (See the graphic on page 12.) Agency, asset-backed2 and collateralized mortgage-backed securities,3 which generally offer higher quality and stable cash flow, performed well.

2 Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit.
3 Collateralized mortgage-backed securities are made up of mortgage-backed securities that are split into pieces, called tranches, designed to have specific volatility and maturity measures.

In the fourth quarter of 2002, the market reversed itself, with corporate bonds and high-yield securities surging alongside a rising stock market. Fears of an impending war with Iraq subsided with the U.N. weapons inspections. In addition, consumer confidence rallied despite a poor labor market.

Q: How did Scudder Income Fund perform for the fiscal year ended January 31, 2003?

A: In the period, the fund posted solid positive returns, but lagged its benchmark. The fund's Class S shares total return rose to 7.29% during the period, while the Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 9.46%. (Please see page 3 for the standardized performance of all share classes.)The fund's Class A shares gained 7.03% (unadjusted for sales charges) during the period, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 9.46%. (Please see page 3 for the standardized performance of all share classes.)

Treasury Yield Curve: Recent History

Past performance is no guarantee of future results.

Source: Bloomberg LP, as of January 31, 2003

Q: What is the fund's investment strategy?

A: We believe there are significant pricing inefficiencies inherent in non-Treasury bond markets. We attempt to exploit these inefficiencies through a bottom-up investment approach. Specifically, we evaluate the strength of an individual issue based on its creditworthiness, cash flow and price. We do not focus on techniques that do not add value on a consistent basis, such as interest rate forecasting and moving between various sectors of the fixed-income market. Therefore, we remain duration neutral vs. the fund's benchmark.4

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And, that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Q: How did the fund's strategy and positioning contribute to its performance during the period?

A: As of the fiscal year end, we believe that much of the restructuring we began upon assuming management of this fund in April 2002, is now complete. During this time, we have restructured the portfolio to help reduce overall risk and increase diversification. As such, the weighting in individual holdings has decreased. The fund's corporate bond exposure also has been diversified across various sectors. We have decreased the fund's investment- grade corporate bond exposure and added to its stake in structured mortgage-backed securities, which we believed to be undervalued. In the second half of the period, the fund's overweight in structured mortgage-backed securities, such as collateralized mortgage-backed securities, aided results. Structured mortgages were less affected by the recent rise in prepayments brought on by declining interest rates and subsequent mortgage refinancing.

Early in the fiscal year, the fund's results were hurt by its exposure to some telecom companies, an area of the market that struggled up until the fourth quarter. As part of our overall restructuring, we reduced the fund's stake in telecom issues. We reallocated those assets to higher-quality corporate bonds, such as utility bonds. While that move helped the fund's results in the middle of the fiscal year, it detracted from returns in the fourth quarter when telecom issues experienced a resurgence.

In the second and third quarter, the fund's high-yield exposure held back returns. At that time, geopolitical and economic concerns dominated the market. And, investors sought the relative safety of higher-quality bonds, while moving away from high-yield issues. In addition, the high-yield market was flooded with issues, which had once been rated investment grade, but were downgraded to high yield in the second and third quarters. However, in the fourth quarter, high-yield bounced back and the fund's stake aided results. Investors' risk aversion lessened later in the year and previously beaten-down high-yield securities became more appealing on a fundamental and price basis.

Q: What individual issues made a significant impact on the fund's results during the period?

A: The tremendous volatility in the market this past year provided many opportunities to distinguish oneself in both a positive and negative way. The huge fallout in the credit arena which followed the focus on corporate governance post-Enron was quite painful for the so-called "high beta" sectors, particularly telecom.5 Our early exits from significant positions in WorldCom and Qwest (both of which subsequently fell from the investment-grade universe) provided a significant boost to relative performance during the middle part of the year.

5 Beta is a measure of the systematic risk from general market conditions.

On the other hand, the unraveling of the manufactured housing portion of the asset-backed sector caused a drag on our performance in the fourth quarter. We had historically maintained an exposure to securities collateralized by mortgages on this type of collateral in bankruptcy-remote trusts, due to their superior prepayment characteristics, and they had added to performance. However, the credit deterioration and ultimate bankruptcy filings of two major participants in the sector (Conseco and Oakwood Homes) caused even these secured structures to deteriorate significantly in price, despite the fact that they continued to pay principal and interest in a timely manner. Our analysis suggested that the market was discounting a worst-case outcome for the securities of Conseco Finance and Green Tree Financial (its predecessor company) and we chose to maintain our positions in anticipation of a somewhat better result. As of January 31, these holdings represent 0.67% of the portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Diversification	1/31/03	1/31/02

Corporate Bonds	25%	48%
US Treasury Obligations	19%	10%
Collateralized Mortgage Obligations	17%	-
US Government Agency	17%	16%
Asset Backed	13%	4%
Foreign Bonds - US$ Denominated	5%	3%
Cash Equivalents, net	2%	12%
Long-Term Municipal Investments	1%	-
Government National Mortgage Association	1%	6%
Other	-	1%
	100%	100%

Quality	1/31/03	1/31/02

US Government and Agencies	51%	33%
AAA*	23%	20%
AA	2%	1%
A	9%	18%
BBB	11%	22%
BB	2%	5%
B	2%	-
Not Rated	-	1%
	100%	100%

Effective Maturity	1/31/03	1/31/02

Less than 1 year	8%	16%
1 < 5 years	54%	30%
5 < 10 years	23%	38%
Greater than 10 years	15%	16%
	100%	100%

* Category includes cash equivalents, net

Weighted average effective maturity: 7.1 years and 7.8 years, respectively.

Diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003

	Principal Amount ($)	Value ($)

Corporate Bonds 24.5%
Consumer Discretionary 3.1%
American Achieve Corp., 11.625%, 1/1/2007	165,000	172,013
Ameristar Casino, Inc., 10.75%, 2/15/2009	105,000	112,088
AutoNation, Inc., 9.0%, 8/1/2008	305,000	317,200
Avis Group Holdings, Inc., 11.0%, 5/1/2009	535,000	592,513
Avondale Mills, Inc., 10.25%, 5/1/2006	165,000	161,700
Boca Resorts, Inc., 9.875%, 4/15/2009	475,000	495,188
Boyd Gaming Corp., 7.75%, 12/15/2012	65,000	63,781
Buffets, Inc., 11.25%, 7/15/2010	90,000	84,600
Central Garden & Pet Co., 9.125%, 2/1/2013	50,000	51,500
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	375,000	393,750
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	110,000	116,463
Circus & Eldorado, 10.125%, 3/1/2012	155,000	149,575
Clear Channel Communication, Inc., 8.0%, 11/1/2008	245,000	268,275
Comcast Cable Communications:
6.2%, 11/15/2008	3,296,000	3,399,178
6.375%, 1/30/2006	4,725,000	4,948,965
6.875%, 6/15/2009	3,620,000	3,846,721
CSC Holdings, Inc., 7.875%, 12/15/2007	325,000	315,250
DIMON, Inc.:
8.875%, 6/1/2006	230,000	235,750
Series B, 9.625%, 10/15/2011	490,000	524,300
EchoStar Communications Corp.:
9.25%, 2/1/2006	395,000	413,269
9.375%, 2/1/2009	230,000	241,500
Eldorado Resorts LLC, 10.5%, 8/15/2006	195,000	195,488
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	185,000	175,056
Gap, Inc., 5.625%, 5/1/2003	150,000	150,188
Guitar Center Management, 11.0%, 7/1/2006	405,000	419,681
Herbst Gaming, Inc.:
10.75%, 9/1/2008	75,000	79,125
Series B, 10.75%, 9/1/2008	170,000	179,350
Hilton Hotels Corp., 8.25%, 2/15/2011	655,000	668,100
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	215,000	223,600
International Game Technology, 8.375%, 5/15/2009	330,000	379,500
Intrawest Corp., 10.5%, 2/1/2010	50,000	52,250
Jacobs Entertainment Co., 11.875%, 2/1/2009	100,000	103,500
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	150,000	148,688
Levi Strauss & Co., 12.25%, 12/15/2012	95,000	94,525
MDC Holdings, Inc., 7.0%, 12/1/2012	85,000	85,000
MGM Mirage, Inc., 9.75%, 6/1/2007	355,000	386,506
Mothers Work, Inc., 11.25%, 8/1/2010	95,000	103,788
News America Holdings, Inc., 9.25%, 2/1/2013	4,550,000	5,522,549
Park Place Entertainment Corp.:
8.875%, 9/15/2008	3,275,000	3,471,500
9.375%, 2/15/2007	535,000	568,438
PRIMEDIA, Inc.:
7.625%, 4/1/2008	120,000	109,800
8.875%, 5/15/2011	50,000	47,500
Remington Arms Co., 10.5%, 2/1/2011	80,000	83,400
Rent-A-Center, Inc., 11.0%, 8/15/2008	75,000	80,344
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	80,000	84,000
Scientific Games Corp., 12.5%, 8/15/2010	103,000	115,618
Service Corp. International, 7.7%, 4/15/2009	355,000	335,475
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	455,000	485,713
Six Flags, Inc., Step-up Coupon, 0% to 04/01/2003, 10.0% to 04/01/2008	345,000	331,200
Sonic Automotive, Inc., 11.0%, 8/1/2008	365,000	383,250
Starwood Hotels Resorts, 7.375%, 5/1/2007	50,000	49,875
Transwestern Publishing, Series F, 9.625%, 11/15/2007	105,000	109,988
Turning Stone Casino Entertainment, 9.125%, 12/15/2010	65,000	66,950
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	95,000	76,950
9.25%, 1/15/2009	75,000	61,125
10.75%, 4/15/2008	215,000	212,850
USA Interactive, 7.0%, 1/15/2013	70,000	71,798
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	220,000	224,400
		32,840,647
Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	380,000	410,400
Delhaize America, Inc., 8.125%, 4/15/2011	50,000	48,625
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	165,000	171,600
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	210,000	218,400
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	90,000	101,700
Swift & Co., 10.125%, 10/1/2009	50,000	48,250
Willamette Industries, Inc., 7.85%, 7/1/2026	320,000	357,833
		1,356,808
Energy 1.5%
Avista Corp.:
7.75%, 1/1/2007	135,000	140,887
9.75%, 6/1/2008	635,000	652,463
Chesapeake Energy Corp.:
8.125%, 4/1/2011	190,000	198,550
9.0%, 8/15/2012	240,000	258,000
Devon Energy Corp., 7.95%, 4/15/2032	9,370,000	11,163,887
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	60,000	60,280
Lone Star Technologies, Series B, 9.0%, 6/1/2011	50,000	46,750
Newpark Resources, Inc., 8.625%, 12/15/2007	90,000	86,850
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	90,000	86,154
7.95%, 3/15/2023	255,000	250,437
Parker Drilling Co., Series B, 10.125%, 11/15/2009	245,000	252,963
Pioneer Natural Resources Co., 6.5%, 1/15/2008	1,690,000	1,717,828
Plains All American Pipeline, 7.75%, 10/15/2012	50,000	52,500
Stone Energy Corp., 8.75%, 9/15/2007	210,000	217,350
Westar Energy, Inc., 7.875%, 5/1/2007	420,000	430,500
Western Resources, Inc., 9.75%, 5/1/2007	125,000	121,250
Westport Resources Corp., 8.25%, 11/1/2011	230,000	242,650
		15,979,299
Financials 11.1%
Citigroup, Inc., 6.875%, 2/15/2098	10,025,000	11,166,647
Corrections Corp. of America, 9.875%, 5/1/2009	220,000	234,300
Enterprise Rent-A-Car USA Finance Co., 7.35%, 6/15/2008	12,550,000	14,076,444
Florida Windstorm, 7.125%, 2/25/2019	300,000	340,313
Ford Motor Credit Co., 6.875%, 2/1/2006	9,589,000	9,666,920
General Electric Capital Corp.:
5.45%, 1/15/2013	14,190,000	14,529,169
6.0%, 6/15/2012	445,000	473,511
8.125%, 5/15/2012	5,000,000	6,071,490
General Motors Acceptance Corp., 8.0%, 11/1/2031	12,400,000	12,232,885
Household Finance Corp.:
6.375%, 11/27/2012	125,000	133,035
6.4%, 6/17/2008	1,755,000	1,898,770
6.5%, 1/24/2006	3,340,000	3,579,535
7.35%, 11/27/2032	70,000	78,709
LaBranche & Co., Inc., 12.0%, 3/2/2007	305,000	341,600
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	135,000	152,213
PNC Funding Corp., 5.75%, 8/1/2006	12,700,000	13,596,621
Prudential Funding LLC, 6.6%, 5/15/2008	3,500,000	3,870,923
R.H. Donnelly Finance Corp.:
8.875%, 12/15/2010	50,000	53,000
10.875%, 12/15/2012	165,000	181,500
SLM Corp., 5.125%, 8/27/2012	11,220,000	11,262,288
TCI Communication Finance, 9.65%, 3/31/2027	50,000	51,259
TIAA Global Markets, 3.875%, 1/22/2008	5,065,000	5,125,795
Wells Fargo & Co., 7.55%, 6/21/2010	5,700,000	6,769,748
Xerox Credit Corp., 7.0%, 6/9/2003	65,000	65,000
		115,951,675
Health Care 0.8%
Amerisourcebergen Corp., 7.25%, 11/15/2012	170,000	174,250
ASIF Global Finance, 4.9%, 1/17/2013	7,675,000	7,658,192
HEALTHSOUTH Corp.:
7.0%, 6/15/2008	115,000	97,175
7.625%, 6/1/2012	740,000	638,250
Tenet Healthcare Corp.:
6.375%, 12/1/2011	130,000	123,500
7.375%, 2/1/2013	60,000	59,100
		8,750,467
Industrials 3.6%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	250,000	249,375
Series B, 8.5%, 12/1/2008	495,000	502,425
Series B, 10.0%, 8/1/2009	330,000	327,525
Coinmach Corp., 9.0%, 2/1/2010	110,000	114,950
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	50,000	50,625
Collins & Aikman Products:
10.75%, 12/31/2011	80,000	74,800
11.5%, 4/15/2006	200,000	166,000
CP Ships Ltd., 10.375%, 7/15/2012	145,000	152,250
Dana Corp., 10.125%, 3/15/2010	310,000	310,775
Day International Group, Inc., 11.125%, 6/1/2005	170,000	171,700
Equistar Chemicals LP:
8.75%, 2/15/2009	1,100,000	940,500
10.125%, 9/1/2008	200,000	183,000
Flowserve Corp., 12.25%, 8/15/2010	55,000	60,500
Golden State Petroleum Transportation, 8.04%, 2/1/2019	100,000	88,354
Hercules, Inc.:
6.6%, 8/1/2027	50,000	49,250
11.125%, 11/15/2007	346,000	385,790
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	65,000	68,575
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	405,000	427,275
Kansas City Southern:
7.5%, 6/15/2009	265,000	278,913
9.5%, 10/1/2008	340,000	372,725
Knoll, Inc., 10.875%, 3/15/2006	50,000	49,500
Metaldyne Corp., 11.0%, 6/15/2012	95,000	74,100
Millennium America, Inc.:
7.0%, 11/15/2006	660,000	646,800
9.25%, 6/15/2008	860,000	898,700
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	50,000	53,188
Phelps Dodge Corp., 8.75%, 6/1/2011	290,000	305,133
Raytheon Co., 8.2%, 3/1/2006	2,800,000	3,108,546
Sybron Dental Specialties, 8.125%, 6/15/2012	60,000	60,600
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	10,463,721	11,246,971
Tech Olympic USA, Inc., 9.0%, 7/1/2010	50,000	47,418
Terex Corp., 8.875%, 4/1/2008	145,000	133,400
Toll Corp.:
8.0%, 5/1/2009	110,000	112,200
8.25%, 2/1/2011	305,000	315,675
Trico Marine Services, 8.875%, 5/15/2012	120,000	107,400
Weyerhaeuser Co.:
5.95%, 11/1/2008	12,680,000	13,331,067
7.375%, 3/15/2032	1,690,000	1,801,112
Xerox Corp.:
5.5%, 11/15/2003	95,000	94,050
9.75%, 1/15/2009	235,000	242,050
		37,603,217
Information Technology 0.8%
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	295,000	293,525
Series B, 6.5%, 4/15/2008	75,000	73,125
Motorola, Inc.:
7.625%, 11/15/2010	50,000	52,500
8.0%, 11/1/2011	55,000	58,438
Raytheon Co.:
6.3%, 3/15/2005	5,360,000	5,698,891
6.5%, 7/15/2005	1,330,000	1,428,767
Sanmina-Sci Corp., 10.375%, 1/15/2010	185,000	192,400
Seagate Technology Holdings, 8.0%, 5/15/2009	250,000	261,250
Solectron Corp.:
7.375%, 3/1/2006	75,000	72,375
9.625%, 2/15/2009	55,000	55,825
		8,187,096
Materials 1.3%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	65,000	68,966
Avnet, Inc., 9.75%, 2/15/2008	50,000	50,000
Caraustar Industries, Inc.:
7.375%, 6/1/2009	80,000	79,000
9.875%, 4/1/2011	105,000	108,150
Cascades, Inc., 7.25%, 2/15/2013	125,000	125,000
Dex Media East LLC:
9.875%, 11/15/2009	260,000	276,900
12.125%, 11/15/2012	115,000	126,788
Dow Chemical Co.:
6.0%, 10/1/2012	6,205,000	6,327,077
7.0%, 8/15/2005	2,225,000	2,417,086
Ferro Corp., 9.125%, 1/1/2009	75,000	81,703
Fibermark, Inc., 10.75%, 4/15/2011	185,000	187,775
Georgia-Pacific Corp.:
7.5%, 5/15/2006	615,000	578,100
8.875%, 2/1/2010	240,000	237,600
8.875%, 5/15/2031	50,000	42,250
9.375%, 2/1/2013	145,000	144,275
Debenture, 7.7%, 6/15/2015	380,000	314,450
Greif Brothers Corp., 8.875%, 8/1/2012	375,000	386,250
IMC Global, Inc., 10.875%, 6/1/2008	50,000	53,750
Louisiana Pacific Corp., 10.875%, 11/15/2008	120,000	130,200
Lyondell Chemical Co., 9.5%, 12/15/2008	365,000	328,500
Owens-Brockway Glass Container:
8.75%, 11/15/2012	50,000	50,500
8.875%, 2/15/2009	410,000	416,150
Owens-Illinois, Inc.:
7.5%, 5/15/2010	80,000	73,800
7.85%, 5/15/2004	55,000	55,000
Schuler Homes, Inc.:
9.375%, 7/15/2009	650,000	682,500
10.5%, 7/15/2011	145,000	152,613
		13,494,383
Telecommunication Services 1.3%
AT&T Wireless Services, Inc.:
7.875%, 3/1/2011	1,810,000	1,873,350
8.125%, 5/1/2012	265,000	275,600
Avaya, Inc., 11.125%, 4/1/2009	380,000	361,000
Qwest Corp., 5.625%, 11/15/2008	905,000	796,400
Sprint Capital Corp.:
5.7%, 11/15/2003	4,075,000	4,054,625
6.125%, 11/15/2008	310,000	271,250
Verizon New York, Inc., 6.875%, 4/1/2012	4,970,000	5,559,114
		13,191,339
Utilities 0.9%
Alabama Power Co., 7.125%, 8/15/2004	6,500,000	6,940,798
CMS Energy Corp.:
7.5%, 1/15/2009	510,000	420,750
8.9%, 7/15/2008	65,000	55,575
Consumers Energy Co., 6.25%, 9/15/2006	105,000	102,890
Pacificorp., 6.9%, 11/15/2011	725,000	825,500
Public Service Co. of Colorado, 7.875%, 10/1/2012	90,000	102,363
Southwest Gas Corp., 8.375%, 2/15/2011	105,000	117,618
Southwestern Public Service Co., Series A, 6.2%, 3/1/2009	50,000	50,183
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	140,000	138,600
		8,754,277
Total Corporate Bonds (Cost $245,758,256)		256,109,208

Foreign Bonds - US$ Denominated 4.8%
Acetex Corp., 10.875%, 8/1/2009	105,000	111,825
Bluewater Finance Ltd., 10.25%, 2/15/2012	120,000	117,600
British Sky Broadcasting PLC:
6.875%, 2/23/2009	450,000	459,000
8.2%, 7/15/2009	510,000	550,800
Conproca SA de CV, 12.0%, 6/16/2010	105,000	128,625
Corp. Durango SA, 13.75%, 7/15/2009**	80,000	32,400
Euramax International PLC, 11.25%, 10/1/2006	225,000	232,875
Fage Dairy Industry SA, 9.0%, 2/1/2007	205,000	195,775
Federative Republic of Brazil, C Bond, 8.0%, 4/15/2014	104,670	72,091
France Telecom, 7.75%, 3/1/2011	3,470,000	3,980,017
Gruma SA de CV, 7.625%, 10/15/2007	50,000	50,000
Grupo Elektra SA de CV, 12.0%, 4/1/2008	60,000	50,700
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	195,000	173,550
12.5%, 6/15/2012	225,000	216,000
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	200,000	204,000
Innova S de R.L., 12.875%, 4/1/2007	190,000	161,500
Luscar Coal Ltd., 9.75%, 10/15/2011	50,000	54,500
Mobile Telesystems, 9.75%, 1/30/2008	50,000	51,250
Petroleos Mexicanos, 9.5%, 9/15/2027	1,200,000	1,374,000
PTC International Finance BV, 10.75%, 7/1/2007	115,000	119,313
Republic of Chile, 5.625%, 7/23/2007	2,965,000	3,114,463
Republic of Turkey, 11.5%, 1/23/2012	165,000	167,475
Royal Bank of Scotland, 9.118%, 3/31/2049	8,500,000	10,513,650
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	465,000	427,800
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	110,000	90,063
Sappi Papier Holding AG:
6.75%, 6/15/2012	10,190,000	11,262,141
7.5%, 6/15/2032	2,745,000	3,122,240
Stagecoach Holdings PLC, 8.625%, 11/15/2009	590,000	585,498
Stena AB:
8.75%, 6/15/2007	145,000	146,450
9.625%, 12/1/2012	200,000	206,500
Stone Container Corp., 11.5%, 8/15/2006	125,000	132,500
Teekay Shipping Corp., 8.875%, 7/15/2011	50,000	52,313
Telus Corp., 8.0%, 6/1/2011	230,000	225,400
TFM SA de CV, 11.75%, 6/15/2009	290,000	263,900
Tyco International Group SA:
5.8%, 8/1/2006	4,640,000	4,431,200
6.125%, 11/1/2008	6,245,000	5,870,300
6.125%, 1/15/2009	935,000	878,900
6.375%, 10/15/2011	250,000	232,500
Vicap SA, 11.375%, 5/15/2007	405,000	332,100
Total Foreign Bonds - US$ Denominated (Cost $47,948,936)		50,391,214

Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007	160,000	144,000
Solectron Corp., Zero Coupon, 11/20/2020	90,000	47,025
Tyco International Ltd., Zero Coupon, 11/17/2020	155,000	115,475
Total Convertible Bonds (Cost $295,671)		306,500

Asset Backed 13.4%
Automobile Receivables 7.1%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2002-B, 4.46%, 4/12/2009	11,580,000	11,939,062
"A4", Series 2001-C, 5.01%, 7/14/2008	11,130,000	11,610,188
Household Automotive Trust "A4A", Series 2002-3, 3.44%, 5/18/2009	12,345,000	12,447,271
MMCA Automobile Trust "A4", Series 2002-3, 3.57%, 8/17/2009	12,775,000	13,033,892
WFS Financial Owner Trust:
"A4", Series 2002-3, 3.5%, 2/20/2010	11,220,000	11,425,461
"A4", Series 2002-2, 4.5%, 2/20/2010	12,790,000	13,306,731
		73,762,605
Credit Card Receivables 0.2%
Bank One Issuance Trust "A1", Series 2002-A1, 1.48%*, 1/15/2010	2,000,000	2,000,871
Home Equity Loans 1.8%
Centex Home Equity "AF6", Series 2002-D, 4.66%, 12/25/2032	8,570,000	8,524,472
Oakwood Mortgage Investors, Inc. "A2", Series 2002-B, 5.19%, 9/15/2019	6,900,000	7,000,200
Residential Asset Securities Corp. "AI6", Series 2000-KS1, 7.905%, 2/25/2031	3,200,000	3,514,133
		19,038,805
Manufactured Housing Receivables 0.7%
Green Tree Financial Corp.:
"A5", Series 1996-5, 7.05%, 1/15/2019	6,800,000	7,034,002
"B1", Series 1997-6, 7.17%, 1/15/2029	1,150,000	331,183
		7,365,185
Miscellaneous 3.6%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	17,724,000	20,085,397
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	4,909,177	5,341,763
PSE&G Transition Funding LLC "A7", Series 2001-1, 6.75%, 6/15/2016	10,280,000	11,765,872
		37,193,032
Total Asset Backed (Cost $135,102,632)		139,360,498

US Treasury Obligations 19.4%
US Treasury Bond, 6.0%, 2/15/2026	53,037,000	60,250,881
US Treasury Note:
2.0%, 10/31/2004	61,425,000	61,991,277
5.875%, 11/15/2004	25,595,000	27,510,632
6.125%, 8/15/2007	46,056,000	52,417,485
Total US Treasury Obligations (Cost $201,526,808)		202,170,275

US Government Agency Pass-Thrus 16.5%
Federal National Mortgage Association:
5.0%, 2/1/2018 (b)	2,075,000	2,114,554
5.5%, 2/1/2018 (b)	28,235,000	29,205,578
6.0%, 2/1/2018	8,100,000	8,469,563
6.0%, 2/1/2033 (b)	12,985,000	13,423,244
6.061%, 5/1/2012	22,380,798	24,377,585
6.37%, 1/1/2008	3,824,000	4,139,439
6.5%, with various maturities until 9/1/2032	50,220,780	52,684,955
7.0%, with various maturities until 8/1/2032	32,728,358	34,474,485
8.0%, 9/1/2015	3,277,472	3,543,052
Total US Government Agency Pass-Thrus (Cost $169,448,115)		172,432,455

Collateralized Mortgage Obligations 16.7%
Bank of America Mortgage Securities:
"1A34", Series 2002-8, 5.5%, 9/25/2032	17,096,351	17,485,835
"1A9", Series 2001-10, 6.75%, 10/25/2031	5,249,955	5,321,114
Countrywide Home Loans "3NIM", Series 2002-3, 9.0%, 9/25/2032	3,530,516	3,519,263
Federal Home Loan Mortgage Corp.:
"1A2B", Series T-48, 4.688%, 7/25/2022	5,510,000	5,690,662
"WM", Series 2391, 5.25%, 10/15/2019	4,810,000	4,922,812
"DB", Series 2483, 5.5%, 9/15/2012	9,435,000	9,829,143
"GD", Series 2497, 5.5%, 7/15/2014	9,099,679	9,509,078
"CH", Series 2390, 5.5%, 12/15/2016	2,900,000	3,028,117
"PE", Series 2522, 5.5%, 3/15/2022	11,050,000	11,301,582
"PB", Series 2477, 5.5%, 8/15/2032	5,484,000	5,679,627
"PE", Series 2450, 6.0%, 7/15/2021	6,070,000	6,374,081
"BH", Series 2463, 6.25%, 2/15/2027	12,320,000	12,557,303
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	3,535,000	3,620,229
"A2", Series 2002-W10, 4.7%, 8/25/2042	3,535,000	3,623,627
"PB", Series 2002-47, 5.5%, 9/25/2012	10,862,500	11,280,413
"OG", Series 2001-69, 5.5%, 12/25/2016	2,005,750	2,088,162
"PG", Series 2002-3, 5.5%, 2/25/2017	3,750,000	3,872,946
"QC", Series 2002-11, 5.5%, 3/15/2017	4,270,000	4,446,621
"PM", Series 2002-21, 5.5%, 11/25/2022	9,040,359	9,133,619
"H", Series 2001-11, 6.0%, 7/18/2025	3,035,534	3,078,630
"ZQ", Series G92-9, 7.0%, 12/25/2021	6,924,602	7,352,654
"A5", Series 2002-W4, 7.5%, 5/25/2042	4,703,667	5,110,770
"2A", Series 2002-W6, 7.5%, 6/25/2042	12,438,208	13,514,735
GSR Mortgage Loan Trust "1A9", Series 2002-6F, 6.0%, 7/25/2032	3,474,162	3,545,244
Norwest Asset Securities Corp. "A3", Series 1999-16, 6.0%, 6/25/2029	3,166,000	3,191,423
Wells Fargo Mortgage Backed Securities Trust "A1", Series 2002-9, 6.25%, 6/25/2032	4,837,685	4,879,194
Total Collateralized Mortgage Obligations (Cost $172,425,012)		173,956,884

Government National Mortgage Association 0.7%
Government National Mortgage Association, 7.0%, 12/15/2008 (Cost $6,700,112)	6,274,614	6,755,927

Long-Term Municipal Investments 1.3%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,825,000	2,019,436
Maryland, Airport Revenue, Transportation Authority Limited Obligation, 6.65%, 7/1/2032 (c)	4,800,000	5,298,048
Muscatine, IA, Electric Revenue, 3.96%, 1/1/2008 (c)	3,000,000	3,007,890
Virgin Islands, Port Authority Revenue, Series B, 5.08%, 9/1/2013 (c)	3,600,000	3,652,848
Total Long-Term Municipal Investments (Cost $13,248,004)		13,978,222

	Shares	Value ($)

Preferred Stocks 0.0%
Electric Utilities
TNP Enterprises, Inc. (Cost $37,500)	500	36,250

Cash Equivalents 7.3%
Scudder Cash Management QP Trust, 1.36% (d) (Cost $76,080,058)	76,080,058	76,080,058

	% of Net Assets	Value ($)

Total Portfolio (Cost $1,068,571,104) (a)	104.6	1,091,577,491
Other Assets and Liabilities, Net	(4.6)	(48,002,821)
Net Assets	100.0	1,043,574,670

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2003.
** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $1,070,053,764. At January 31, 2003, net unrealized appreciation for all securities based on tax cost was $21,523,727. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,652,581 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,128,854.
(b) Mortgage dollar rolls included.
(c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.
(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003
Assets
Investments in securities, at value (cost $1,068,571,104)	$ 1,091,577,491
Cash	10,000
Receivable for investments sold	33,511,171
Interest receivable	11,764,486
Receivable for Fund shares sold	969,811
Total assets	1,137,832,959
Liabilities
Payable for investments purchased	60,239,212
Payable for investments purchased - mortgage dollar rolls	31,776,625
Payable for Fund shares redeemed	1,407,086
Accrued management fee	448,932
Other accrued expenses and payables	386,434
Total liabilities	94,258,289
Net assets, at value	$ 1,043,574,670
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(6,659)
Net unrealized appreciation (depreciation) on investments	23,006,387
Accumulated net realized gain (loss)	(104,238,188)
Paid-in capital	1,124,813,130
Net assets, at value	$ 1,043,574,670

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2003 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($173,132,284 / 13,575,053 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.75
Class S Net Asset Value, offering and redemption price per share ($468,770,548 / 36,749,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.76
Class A Net Asset Value and redemption price per share ($301,457,608 / 23,634,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.76
Maximum offering price per share (100 / 95.50 of $12.76)	$ 13.36
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($65,240,852 / 5,114,409 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.76
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,167,601 / 1,737,933 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.76
Class I Net Asset Value, offering and redemption price per share ($12,805,777 / 1,003,815 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2003
Investment Income
Income: Interest	$ 63,779,090
Expenses: Management fee	6,039,682
Administrative fee	3,416,576
Distribution service fees	1,631,637
Trustees' fees and expenses	36,411
Other	32,897
Total expenses, before expense reductions	11,157,203
Expense reductions	(3,947)
Total expenses, after expense reductions	11,153,256
Net investment income	52,625,834
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,807,007
Net unrealized appreciation (depreciation) during the period on investments	22,705,275
Net gain (loss) on investment transactions	24,512,282
Net increase (decrease) in net assets resulting from operations	$ 77,138,116

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 52,625,834	$ 60,639,102
Net realized gain (loss) on investment transactions	1,807,007	9,855,868
Net unrealized appreciation (depreciation) on investment transactions during the period	22,705,275	(25,791,167)
Net increase (decrease) in net assets resulting from operations	77,138,116	44,703,803
Distributions to shareholders from: Net investment income: Class AARP	(8,203,206)	(8,354,460)
Class S	(29,543,786)	(40,557,495)
Class A	(15,084,806)	(10,488,877)
Class B	(2,614,211)	(2,076,463)
Class C	(925,802)	(685,449)
Class I	(622,793)	(543,663)
Fund share transactions: Proceeds from shares sold	273,937,180	407,349,581
Net assets acquired in tax-free reorganization	-	426,361,429
Reinvestment of distributions	45,031,379	51,013,844
Cost of shares redeemed	(520,634,984)	(477,408,591)
Net increase (decrease) in net assets from Fund share transactions	(201,666,425)	407,316,263
Increase (decrease) in net assets	(181,522,913)	389,313,659
Net assets at beginning of period	1,225,097,583	835,783,924
Net assets at end of period (including accumulated distributions in excess of net investment income of $6,659 at January 31, 2003)	$ 1,043,574,670	$ 1,225,097,583

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended January 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.56	.40
Net realized and unrealized gain (loss) on investment transactions	.29	(.12)
Total from investment operations	.85	.28
Less distributions from: Net investment income	(.60)	(.41)
Net asset value, end of period	$ 12.76	$ 12.51
Total Return (%)[c]	7.03	2.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	301	313
Ratio of expenses (%)	1.07	1.07*
Ratio of net investment income (%)	4.46	5.28*
Portfolio turnover rate (%)	235[d]	152[d]
[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.
* Annualized
** Not annualized

Class B
Years Ended January 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.47	.35
Net realized and unrealized gain (loss) on investment transactions	.29	(.12)
Total from investment operations	.76	.23
Less distributions from: Net investment income	(.51)	(.36)
Net asset value, end of period	$ 12.76	$ 12.51
Total Return (%)[c]	6.22	1.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	68
Ratio of expenses (%)	1.83	1.82*
Ratio of net investment income (%)	3.70	4.53*
Portfolio turnover rate (%)	235[d]	152[d]
[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.
* Annualized
** Not annualized

Class C
Years Ended January 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.48	.35
Net realized and unrealized gain (loss) on investment transactions	.29	(.12)
Total from investment operations	.77	.23
Less distributions from: Net investment income	(.52)	(.36)
Net asset value, end of period	$ 12.76	$ 12.51
Total Return (%)[c]	6.33	1.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	23
Ratio of expenses (%)	1.73	1.72*
Ratio of net investment income (%)	3.80	4.63*
Portfolio turnover rate (%)	235[d]	152[d]
[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.
* Annualized
** Not annualized

Class I
Years Ended January 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.62	.44
Net realized and unrealized gain (loss) on investment transactions	.28	(.11)
Total from investment operations	.90	.33
Less distributions from: Net investment income	(.66)	(.45)
Net asset value, end of period	$ 12.76	$ 12.52
Total Return (%)	7.33	2.69**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14
Ratio of expenses (%)	.63	.62*
Ratio of net investment income (%)	4.90	5.73*
Portfolio turnover rate (%)	235[c]	152[c]
[a] For the period from June 25, 2001 (commencement of sales of Class I shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 259% and 180% for the periods ended January 31, 2003 and January 31, 2002, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value, as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $99,361,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($3,858,000), January 31, 2008 ($44,634,000), January 31, 2009 ($45,354,000) and January 31, 2011 ($5,515,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

From November 1, 2002 through January 31, 2003, the Fund incurred approximately $3,317,000 of net capital realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2004.

Distribution of Income and Gains. All of the net investment income is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (99,361,000)
Net unrealized appreciation (depreciation) on investments	$ 21,523,727

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years ended January 31,
	2003	2002
Distributions from ordinary income*	$ 56,994,604	$ 62,706,407

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $1,434,233,666 and $1,521,954,471, respectively. Purchases and sales of US Treasury obligations aggregated $1,083,409,009 and $1,031,320,127, respectively. Purchases and sales of mortgage dollar rolls aggregated $257,703,518 and $258,647,065, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such net assets, 0.41% of the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended January 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.30%, 0.30%, 0.20% and 0.10%, of the average daily net assets for Class AARP, S, A, B, C and I, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended January 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2003
Class AARP	$ 487,716	$ 41,456
Class S	1,737,556	106,495
Class A	940,804	77,029
Class B	193,914	15,959
Class C	44,641	3,715
Class I	11,945	384
	$ 3,416,576	$ 245,038

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all of a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Classes B and C shares. For the year ended January 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2003
Class B	$ 484,243	$ 40,036
Class C	167,121	13,988
	$ 651,364	$ 54,024

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2003	Effective Rate
Class A	$ 765,347	$ 64,265.24%
Class B	159,716	13,313.25%
Class C	55,210	4,723.25%
	$ 980,273	$ 82,301

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2003 aggregated $23,394.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2003, the CDSC for Classes B and C shares aggregated $163,987 and $2,753, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2003, SDI received $48,714.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust. Distributions from the QP Trust to the Fund for the year ended January 31, 2003, totaled $1,625,590 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $3,947 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisition of Assets

On June 22, 2001, the Fund acquired all the net assets of Kemper Income and Capital Preservation Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 25,394,838 Class A shares, 6,153,324 Class B shares, 1,824,332 Class C and 357,891 Class I shares of the Fund, respectively, for 39,121,359 Class A shares, 9,515,294 Class B shares, 2,811,797 Class C shares and 551,541 Class I shares of the of Kemper Income and Capital Preservation Fund, respectively, outstanding on June 22, 2001. Kemper Income and Capital Preservation Fund's net assets at that date ($426,361,429), including $8,025,057 of net unrealized appreciation as adjusted for the cumulative effect of recognizing premium amortization through June 22, 2001, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $839,771,673. The combined net assets of the Fund immediately following the acquisition were $1,266,133,102.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2003		Year Ended January 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	3,518,893	$ 44,141,437	3,916,121	$ 49,742,326
Class S	8,896,500	111,446,758	19,150,874	243,081,404
Class A	5,924,076	74,309,299	5,652,606*	71,617,839*
Class B	2,682,968	33,755,836	1,775,603*	22,480,738*
Class C	541,998	6,816,975	645,065*	8,168,011*
Class I	273,901	3,466,875	969,766*	12,259,263*
		$ 273,937,180		$ 407,349,581
Shares issued in tax-free reorganization
Class A	-	$ -	25,394,838	$ 321,000,924
Class B	-	-	6,153,324	77,777,217
Class C	-	-	1,824,332	23,059,713
Class I	-	-	357,891	4,523,575
		$ -		$ 426,361,429
Shares issued to shareholders in reinvestment of distributions
Class AARP	385,458	$ 4,825,141	365,182	$ 4,600,469
Class S	2,107,944	26,356,977	2,911,805	36,722,640
Class A	842,369	10,540,642	567,501*	7,145,745*
Class B	158,874	1,988,980	117,792*	1,483,642*
Class C	55,708	696,848	41,223*	519,024*
Class I	49,798	622,791	42,968*	542,324*
		$ 45,031,379		$ 51,013,844
Shares redeemed
Class AARP	(2,856,462)	$ (35,718,824)	(2,078,314)	$ (26,298,745)
Class S	(26,209,537)	(328,438,924)	(25,506,367)	(323,050,623)
Class A	(8,164,634)	(102,528,859)	(6,582,511)*	(83,357,300)*
Class B	(3,141,116)	(39,342,408)	(2,633,036)*	(33,358,596)*
Class C	(729,013)	(9,141,234)	(641,380)*	(8,113,783)*
Class I	(436,465)	(5,464,735)	(254,044)*	(3,229,544)*
		$ (520,634,984)		$ (477,408,591)
Net increase (decrease)
Class AARP	1,047,889	$ 13,247,754	2,202,989	$ 28,044,050
Class S	(15,205,093)	(190,635,189)	(3,443,688)	(43,246,579)
Class A	(1,398,189)	(17,678,918)	25,032,434*	316,407,208*
Class B	(299,274)	(3,597,592)	5,413,683*	68,383,001*
Class C	(131,307)	(1,627,411)	1,869,240*	23,632,965*
Class I	(112,766)	(1,375,069)	1,116,581*	14,095,618*
		$ (201,666,425)		$ 407,316,263

* For the period from June 25, 2001 (commencement of sales of Class A, Class B, Class C and Class I shares) to January 31, 2002.

Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Income Fund (the "Fund") at January 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 24, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	47
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47
Edgar R. Fiedler (73) Trustee, 1988-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	47
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		47
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
197
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director, Deutsche Asset Management; President of Scudder Investments Service Company (1999-present); President of Scudder Services Corporation (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Andrew P. Cestone (33) Vice President, 2002-present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, investment analyst, Phoenix Investment Partners; credit officer in asset-based lending group, Fleet Bank	n/a
J. Christopher Gagnier (45) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Julie M. Van Cleave (43) Vice President, 2002-present	Managing Director, Deutsche Asset Management (2002-present); prior thereto, Managing Director of large cap investments, Mason Street Advisors	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Managing Director, Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short Duration Fund+

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Short-Term Municipal Bond Fund+

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund
+ Available on February 28, 2003

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund, Inc.

The New Germany Fund, Inc.

The Central European Equity Fund, Inc.

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Ropes & Gray

One International Place Boston, MA 02110
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048